UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 12, 2011
(Date of earliest event reported)

VISTA GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

Yukon Territory, Canada
(State or Other Jurisdiction of Incorporation)

1-9025 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

7961 SHAFFER PARKWAY, SUITE 5, LITTLETON, COLORADO 80127
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (720) 981-1185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 12, 2011, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with GMP Securities L.P. and Wellington West Capital Markets Inc. (the “Underwriters”) pursuant to which the Underwriters have agreed to purchase, on a bought deal basis, 9,000,000 common shares (the “Common Shares”) of the Company at a price of C$3.30 per Common Share (the “Issue Price”) for aggregate gross proceeds to the Company of C$29,700,000 (the “Offering”). Under the terms of the Underwriting Agreement, the Common Shares are to be sold by way of a prospectus supplement to the Company’s existing base shelf prospectus dated April 27, 2009 and filed with the securities commissions in all of the provinces and territories of Canada (other than the Province of Québec) and in the United States by way of a prospectus supplement to the Company’s base shelf prospectus included in the Company’s shelf registration statement on Form S-3 (Registration No. 333-158633) (the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 28, 2009. The Common Shares will also be offered on a private placement basis in certain jurisdictions outside of Canada and the United States pursuant to applicable prospectus exemptions.

The Underwriting Agreement provides that the Company will grant the Underwriters an over-allotment option to purchase additional Common Shares in an amount equal to up to 15% of the number of Common Shares sold pursuant to the Offering at the Issue Price, exercisable at any time up to 30 days from the closing of the Offering.

The Underwriting Agreement contains customary representations, warranties and covenants by the Company, conditions to closing and indemnification provisions. This summary of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement filed herewith as Exhibit 1.1.

In connection with the issuance of the Shares in the Offering, MacDonald & Company LLP, counsel to the Company, delivered an opinion to the Company regarding the legality of the Shares upon issuance and sale thereof, which is attached hereto as Exhibit 5.1.

Item 9.01  Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement date April 12, 2011*
5.1	Opinion of MacDonald & Company LLP*

* These Exhibits are incorporated by reference as exhibits to the Registration Statement (Registration No. 333-158633)

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISTA GOLD CORP. (Registrant)

Dated: April 12, 2011	By: /s/Gregory G. Marlier Gregory G. Marlier Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement date April 12, 2011*
5.1	Opinion of MacDonald & Company LLP*

* These Exhibits are incorporated by reference as exhibits to the Registration Statement (Registration No. 333-158633)